UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

PALATIN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Deer Park Drive, Suite 204, Monmouth Junction, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 495-2200

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PTN1	NYSEAmerican

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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1 Palatin Technologies, Inc. (the “Company”) has received a notice from the NYSE American LLC (“NYSE American”) stating that the NYSE Regulation has determined that the Company is no longer suitable for listing pursuant to Section 1003(f)(v) of the NYSE American Company Guide due to the low selling price of the Company’s Common Stock. NYSE American commenced delisting proceedings in connection with the foregoing determination, and trading the Company’s common stock was suspended on May 7, 2025. From May 8, 2025 through June 6, 2025, the Company’s common stock traded on the Pink Market of the OTC Markets Group under the trading symbol “PTNT”. Since June 9, 2025, the Company’s common stock has traded on the OCTQB Market of the OTC Markets Group under the trading symbol “PTNT”.

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) updates information provided in a Current Report on Form 8-K filed on August 8, 2025 (the “Original Filing”), in which Palatin Technologies, Inc. (the “Company”) reported that, following its annual meeting of stockholders that took place on July 25, 2025, at which the Company’s stockholders approved a certificate of amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.01 (the “Common Stock”), the Board of the Company approved a 1-for-50 reverse stock split (the “Reverse Stock Split”) and reported timing regarding the expected effective date of such Reverse Stock Split.

This Amendment is being filed solely for the purpose of revising the expected effective time and the expected market effective date of the Reverse Stock Split. This Amendment does not otherwise modify or update any other disclosure contained in the Original Filing and should be read in conjunction with the Original Filing.

Item 7.01 Regulation FD Disclosure.

The Reverse Stock Split is expected to become effective after market on August 11, 2025 with the Company’s Common Stock to begin trading on the OCTQB Market of the OTC Markets Group on a split-adjusted basis at market open on August 12, 2025. The revised timing of the Reverse Stock Split is due to delayed approval from the Financial Industry Regulatory Authority, which we expect after market on August 11, 2025.

Forward-Looking Statements

This Current Report includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “will” and “expected”, or the negative of such terms, or other comparable terminology, and include statements about the Reverse Stock Split and the impacts, if any, on the Company’s Common Stock. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this Current Report, and the Company expressly disclaims any obligation or undertaking to update or revise and forward-looking statement contained herein, or to reflect any change in the Company’s expectations with regard thereto or any other change in events, conditions, or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2025	PALATIN TECHNOLOGIES, INC.

/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST
Executive Vice President, Chief Financial Officer and Chief Operating Officer

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